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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                  Date of earliest event reported: July 7, 2000

                               -------------------

                           NEXT GENERATION MEDIA CORP.

                               -------------------

             (Exact Name of Registrant as Specified in Its Charter)

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
               NEVADA                   2-74785-B            88-0169543
 -------------------------------   --------------------   ------------------
   (State or other jurisdiction        (Commission         (IRS Employer
         of incorporation)             File Number)       Identification No.)


    8380 Alban Road, Springfield, Virginia                     22150
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   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code         (703) 913-0425
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                                 --------------


                                       N/A
                                       ---

         (Former name or former address, if changed since last report.)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On July 7, 2000, the registrant dismissed BDO Seidman LLP as its principal independent accountant. The primary reason for the dismissal of BDO Seidman LLP was cost. A secondary reason was BDO Seidman LLP's stated intent to increase its focus on larger clients of the accounting firm.

        BDO Seidman LLP's report on the financial statements of the registrant for neither of the past two years contained an adverse opinion or disclaimer of opinion or was modified as to audit scope, or accounting principles. BDO Seidman LLP's report on the financial statements of the registrant for 1998 was modified as to uncertainty in that BDO Seidman LLP provided a "going concern" opinion. Its report on the financial statements of the registrant for 1999 was not so modified.

        The decision to change accountants was not recommended but was approved by the registrant's board of directors.

        There were no disagreements with BDO Seidman LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BDO Seidman LLP's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

        On September 6, 2000, the registrant engaged Turner, Jones and Associates as the registrant's new principal accountant to audit the registrant's financial statements. Neither the registrant nor someone on its behalf consulted the new accountant on the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant's financial statements.


ITEM 7.  EXHIBITS.

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
EXHIBIT
NUMBER                                      DESCRIPTION
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
 16.1               Letter from BDO Seidman LLP regarding change in accountants.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEXT GENERATION MEDIA CORP.


Date:  January 2, 2001                      By:      /s/  Leon Zajdel
                                                   ----------------------
                                            Name:  Leon Zajdel
                                            Title: Director



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                                INDEX TO EXHIBITS


Exhibit Number               Description of Document
16.1                         Letter from BDO Seidman LLP regarding change in
                             accountants.